UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 28, 2005


                         Commission File Number 1-09623


                                IVAX CORPORATION
             (Exact name of registrant as specified in its charter)


                Florida                                          16-1003559
--------------------------------------                     ---------------------
   (State or other jurisdiction of                            (I.R.S. Employer
    incorporation or organization)                           Identification No.)


           4400 Biscayne Boulevard, Miami, Florida              33137
           ----------------------------------------------------------
           (Address of principal executive offices)        (Zip Code)

                                 (305) 575-6000
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operation and Financial Condition
--------------------------------------------------------

On April 28, 2005, IVAX Corporation issued a press release announcing the results of operations for the quarter ended March 31, 2005. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K, including the exhibit attached hereto, is furnished pursuant to Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

                                   Signatures
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               IVAX Corporation



     Date:  April 28, 2005                     By: /s/Thomas E. Beier
                                                   ----------------------------
                                                   Thomas E. Beier
                                                   Senior Vice President-Finance
                                                   Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
-------
99.1 Press Release issued April 28, 2005.